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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09
     The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on January 7, 2010 to amend Item 1 “Reports to Stockholders” with respect to AIM Balanced-Risk Allocation Fund’s annual report. The purpose of this Amendment is to revise the portfolio turnover listed in Note 11 “Consolidated Financial Highlights” in the annual report. Other than the aforementioned revision this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2009

AIM Balanced-Risk Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Fund Performance
7	Supplemental Information
8	Schedule of Investments
9	Financial Statements
11	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Balanced-Risk Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
      The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the period from the Fund’s inception on June 2, 2009, to the close of the fiscal year on October 31, 2009, Class A shares of AIM Balanced-Risk Allocation Fund, at net asset value, returned 7.20%. This was lower than the Fund’s custom style- specific benchmark, which returned 10.06% since the Fund’s inception.
     The strong equity market performance over this almost five-month period from the Fund’s inception to the end of the fiscal year made it difficult for a broadly diversified fund like AIM Balanced-Risk Allocation Fund to keep pace. However, even over this very short investment horizon, the Fund’s strategy performed as expected when equity markets declined in June and October; in both months, the Fund outperformed its style-specific index.
     Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 6/2/09 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.20%

Class B Shares	6.80

Class C Shares	6.90

Class R Shares	7.10

Class Y Shares	7.30

Custom Balanced Risk Allocation Broad Index▼ (Broad Market Index)	8.91

Custom Balanced Risk Allocation Style Index▼ (Style-Specific Index)	10.06

Lipper Global Flexible Portfolio Funds Index▪ (Peer Group Index)	11.09

▼Invesco Aim, Lipper Inc.; ▪Lipper Inc.

How we invest
Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk balanced investment process.
     Specifically, we select the appropriate assets for the strategy, allocate them based on proprietary risk-management and portfolio-construction techniques, and then apply an active positioning process in an effort to improve expected returns. Our primary objective is to build

Risk Allocation
By asset class

		% As of
Asset Class	Strategic Allocation	10/31/09
Equity	33.4%	31.6%

Fixed Income	33.3	42.7

Commodities	33.3	25.7

Total Net Assets		$244.3 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
     The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of risk contributed by its exposure to equity, fixed-income and commodity markets.
     Our disciplined, three-step investment process seeks to build a portfolio that will perform well in any economic environment while limiting the impact that poor performance from any single asset has on overall Fund performance. We begin the process by selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. We consider three criteria when selecting assets:
■	Low correlation among the assets – we estimate long-term correlation among assets to build a Fund that is fully diversified.

■	Theoretical basis for excess return – we analyze each asset’s expected excess return over cash – its risk premium.

■	Liquidity, transparency and flexibility – the strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure. The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
     Next, we seek to construct the Fund so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk/ reward profile which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio at least annually, or when new assets are added to the portfolio.
     Finally, on a monthly basis, we actively adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the economic climate. We always have exposure to all of the underlying markets that comprise the Fund. There will not be an outright liquidation of a market exposure.

Market conditions and your Fund
AIM Balanced-Risk Allocation Fund was launched in an environment that belies its surroundings. While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant equity market rally beginning in March and running through much of the Fund’s short history. While this resulted in short-term underperformance by the Fund relative to its style-specific benchmark, the Fund demonstrated the benefit of its risk-balanced investment strategy when equity markets declined in June and October; both months, the Fund’s Class A shares at net asset value outperformed the Fund’s style-specific benchmark. This downside protection may help the Fund keep pace with the benchmark during periods of strong equity market performance.

4          AIM Balanced-Risk Allocation Fund

     Equities returned in excess of 10% during the period,1 consistent with the type of performance we have experienced coming out of previous recessions. We anticipate continued strong performance for most equity markets through year-end. Japanese equities lagged other developed markets during the period,1 but at the close of the fiscal year they appeared inexpensive compared with their peers. However, the recent strength of the yen largely offset this valuation advantage and we found more attractive markets elsewhere. Our equity exposure was the most significant contributor to performance during the period covered by this report.
     Historically low short-term interest rates made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards, but the cyclical environment makes it unlikely that this will change in the near future. Inflation declined over the last year and we believe it should remain subdued. We do not expect yields to begin rising materially until monetary policy becomes less stimulative. Our bond positions were positive contributors to Fund performance during the period.
     Despite flat returns for the S&P GSCI Index during the period,2 individual commodity prices varied widely.1 Base metals prices were up dramatically1 while certain energy prices such as natural gas declined.3 Precious metals – gold in particular – continued to look compelling in our work due to significant fiscal and monetary policy stimulus. We have a balanced view of other commodity categories, as improving economic growth is offset by sizable inventories. Our commodity strategy contributed positively to Fund performance in the period.
     Our active positioning strategy favored all three asset classes during the period and had a positive effect on Fund performance. While having only a modest effect on performance, the true benefits of this tactical element to the strategy typically occurs when there is a significant shift in the direction of returns in the markets – an environment largely absent during the last few months.
     Finally, we would like to thank and welcome our new shareholders. We thank you for your commitment to AIM Balanced-Risk Allocation Fund.
1 Datastream
2 Morningstar
3 CNNMoney.com
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

5          AIM Balanced-Risk Allocation Fund

Your Fund’s Performance

Cumulative Total Returns

As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	1.32%

Class B Shares

Inception (6/2/09)	1.80%

Class C Shares

Inception (6/2/09)	5.90%

Class R Shares

Inception (6/2/09)	7.10%

Class Y Shares

Inception (6/2/09)	7.30%
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most

Cumulative Total Returns

As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	1.51%

Class B Shares

Inception (6/2/09)	2.10%

Class C Shares

Inception (6/2/09)	6.10%

Class R Shares

Inception (6/2/09)	7.30%

Class Y Shares

Inception (6/2/09)	7.40%
recent Fund prospectus for Class A, Class B, Class C, Class R and Class Y shares was 1.16%, 1.91%, 1.91%, 1.41% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.69%, 2.44%, 2.44%, 1.94% and 1.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.

[1]	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

continued from page 7

■	The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

■	The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6          AIM Balanced-Risk Allocation Fund

AIM Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections under the Act. Accordingly, the Fund will not have all the protections offered to investors in registered investment companies.

■	The Fund or the subsidiary may invest in commodity-linked derivative instruments that may be subject to greater volatility than investments in traditional securities.

■	Individually negotiated, or over-the counter, derivatives are also subject to counterparty risk – the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

About indexes used in this report
■	The Custom Balanced Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The S&P 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities.

■	The Custom Balanced Risk Allocation Style Index was created by Invesco Aim to serve as the style specific benchmark for AIM Balanced-Risk Allocation Fund. From the inception of the Fund to November 30, 2009, the index was composed of the MSCI World IndexSM and the JP Morgan Global Government Bonds Index. Since December 1, 2009, the index is composed of the MSCI World Index and Barclays Capital U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The JP Morgan Global Government Bonds Index is a market capitalization weighted index that tracks government bond securities of developed markets. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ABRZX
Class B Shares	ABRBX
Class C Shares	ABRCX
Class R Shares	ABRRX
Class Y Shares	ABRYX

7          AIM Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2009

	Shares	Value

Exchange-Traded Notes–10.94%
PowerShares DB Gold Double Long(a) (Cost $25,072,804)	712,500	$26,725,875

	Principal
	Amount
U.S. Treasury Bills–5.32%
0.19%, 03/18/10(b) (Cost $12,990,648)	$13,000,000	12,995,351

	Shares
Money Market Funds–78.42%
Liquid Assets Portfolio–Institutional Class(c)	82,275,603	82,275,603

Premier Portfolio–Institutional Class(c)	82,275,603	82,275,603

Treasury Portfolio–Institutional Class(c)	27,068,035	27,068,035

Total Money Market Funds (Cost $191,619,241)		191,619,241

TOTAL INVESTMENTS–94.68% (Cost $229,682,693)		231,340,467

OTHER ASSETS LESS LIABILITIES–5.32%		12,991,767

NET ASSETS–100.00%		$244,332,234

Notes to Schedule of Investments:

(a)	Not an affiliate of the Fund or its investment advisor.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

Open Futures Contracts and Swap Agreements at Period-End

					Unrealized
		Number of	Month/		Appreciation
Futures Contracts		Contracts	Commitment	Value	(Depreciation)

Dow Jones Eurostoxx 50		297	December-2009/Long	$11,912,770	$(613,012)

E-mini S&P 500 Index		287	December-2009/Long	14,823,550	175,963

FTSE 100 Index		186	December-2009/Long	15,264,808	(296,311)

Hang Seng Index		80	November-2009/Long	11,163,655	(196,649)

LME Copper		93	December-2009/Long	15,042,169	735,825

Russell 2000 Index Mini		200	December-2009/Long	11,208,000	(444,390)

CBOT Soybean Meal		557	December-2009/Long	16,542,900	(1,278,491)

Topix Tokyo Price Index		119	December-2009/Long	11,822,507	(602,971)

WTI Crude		163	March-2010/Long	12,842,770	1,148,156

Sub-total Futures Contracts				$120,623,129	$(1,371,880)

				Notional
				Amount
Swap Agreements	Counterparty			(000)

Euro Buxl 30 Year Bonds	Merrill Lynch	255	December-2009/Long	$35,442	$269,498

Japan 10 Year Bonds	Merrill Lynch	72	December-2009/Long	107,384	(567,995)

Long Gilt	Goldman Sachs	273	December-2009/Long	52,644	186,313

U.S. Treasury Long Bonds	Goldman Sachs	256	December-2009/Long	30,621	109,316

Sub-total Swap Agreements				$226,091	$(2,868)

Total					$(1,374,748)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $38,063,452)	$39,721,226

Investments in affiliated money market funds, at value and cost	191,619,241

Total investments, at value (Cost $229,682,693)	231,340,467

Receivables for:
Deposits with brokers for open futures contracts	13,700,320

Fund shares sold	1,111,021

Dividends	23,367

Fund expenses absorbed	25,604

Investment for trustee deferred compensation and retirement plans	488

Other assets	67,760

Total assets	246,269,027

Liabilities:
Payables for:
Fund shares reacquired	15,213

Variation margin	1,842,710

Accrued fees to affiliates	12,593

Accrued other operating expenses	61,791

Trustee deferred compensation and retirement plans	1,618

Unrealized depreciation on swap agreements	2,868

Total liabilities	1,936,793

Net assets applicable to shares outstanding	$244,332,234

Net assets consist of:
Shares of beneficial interest	$228,849,358

Undistributed net investment income	5,667,999

Undistributed net realized gain	9,531,851

Unrealized appreciation	283,026

$244,332,234

Net Assets:
Class A	$17,666,579

Class B	$930,190

Class C	$3,541,683

Class R	$71,589

Class Y	$3,557,550

Institutional Class	$218,564,643

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,647,396

Class B	87,067

Class C	331,474

Class R	6,686

Class Y	331,499

Institutional Class	20,366,331

Class A:
Net asset value per share	$10.72

Maximum offering price per share (Net asset value of $10.72 divided by 94.50%)	$11.34

Class B:
Net asset value and offering price per share	$10.68

Class C:
Net asset value and offering price per share	$10.68

Class R:
Net asset value and offering price per share	$10.71

Class Y:
Net asset value and offering price per share	$10.73

Institutional Class:
Net asset value and offering price per share	$10.73

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the period June 2, 2009 (commencement date) through October 31, 2009

Investment income:
Dividends from affiliated money market funds	$206,119

Interest	3,987

Total investment income	210,106

Expenses:
Advisory fees	882,233

Administrative services fees	42,181

Custodian fees	3,104

Distribution fees:
Class A	6,304

Class B	1,486

Class C	5,006

Class R	62

Transfer agent fees — A, B, C, R and Y	8,799

Transfer agent fees — Institutional	1,129

Trustees’ and officers’ fees and benefits	6,968

Professional services fees	86,772

Other	59,762

Total expenses	1,103,806

Less: Fees waived and expenses reimbursed	(169,222)

Net expenses	934,584

Net investment income (loss)	(724,478)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(66,116)

Foreign currencies	33,061

Futures contracts	10,415,218

Swap agreements	5,609,611

15,991,774

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,657,774

Futures contracts	(1,371,880)

Swap agreements	(2,868)

283,026

Net realized and unrealized gain	16,274,800

Net increase in net assets resulting from operations	$15,550,322

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the period June 2, 2009 (commencement date) through October 31, 2009

2009

Operations:
Net investment income (loss)	$(724,478)

Net realized gain	15,991,774

Change in net unrealized appreciation	283,026

Net increase in net assets resulting from operations	15,550,322

Share transactions-net:
Class A	17,382,553

Class B	910,511

Class C	3,487,776

Class R	70,216

Class Y	3,445,107

Institutional Class	203,485,749

Net increase in net assets resulting from share transactions	228,781,912

Net increase in net assets	244,332,234

Net assets:
Beginning of year	—

End of year (includes undistributed net investment income of $5,667,999)	$244,332,234

Notes to Consolidated Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Aim Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary. Information presented in these consolidated financial statements pertains only to the Fund, which includes the investment in the Subsidiary.
  The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

11        AIM Balanced-Risk Allocation Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

12        AIM Balanced-Risk Allocation Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets and changes in the applicable interest rates. ETNs are subject to credit risk, including the credit risk of the issuer.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold

13        AIM Balanced-Risk Allocation Fund

in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that my provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.90%

Next $1.5 billion	0.875%

Next $2.5 billion	0.85%

Next $2.5 billion	0.825%

Next $2.5 billion	0.80%

Over $10 billion	0.775%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s). To the extent the Fund invests its assets in the Subsidiary, the Advisor shall not collect the portion of the advisory fee that the Advisor would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Advisor receives from the Subsidiary.
  The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Advisor based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

14        AIM Balanced-Risk Allocation Fund

  The Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.99% of average daily net assets, respectively. Effective November 4, 2009, the Advisor has contractually agreed to reduce such expense limits by 0.20%, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund and the Subsidiary in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund and the Subsidiary of uninvested cash in such affiliated money market funds.
  For the period June 2, 2009 (commencement date) to October 31, 2009, the Advisor waived advisory fees of $159,294 and reimbursed class level expenses of $5,752, $339, $1,142, $28, $1,538 and $1,129 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Consolidated Statement of Operations. For the period June 2, 2009 (commencement date) to October 31, 2009, Invesco did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period June 2, 2009 (commencement date) to October 31, 2009, IADI advised the Fund that IADI retained $20,539 in front-end sales commissions from the sale of Class A shares and $0, $0, $395 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15        AIM Balanced-Risk Allocation Fund

  The following is a summary of the tiered valuation input levels, as October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Exchange — Traded Notes	$26,725,875	$—	$—	$26,725,875

Money Market Funds	191,619,241	—	—	191,619,241

U.S. Treasury Debt Securities	—	12,995,351	—	12,995,351

				231,340,467

Other Investments*	(1,374,748)	—	—	(1,374,748)

Total Investments	$216,970,368	$12,995,351	$—	$229,965,719

*	Other Investments includes, futures and swap agreements, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Effective June 2, 2009 (commencement date), the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$94,690	$(860,445)

Interest rate risk
Swap agreements(b)	610,443	(613,311)

Market risk
Futures contracts(a)	387,780	(1,464,735)

	$1,092,913	$(2,938,491)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin payable is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.

Effect of Derivative Instruments for the period June 2, 2009 (commencement date) through October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of
	Operations
	Futures*	Swap Agreements*

Realized Gain
Commodity risk	$2,017,824	$—

Interest rate risk	—	5,609,611

Market risk	8,397,394	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	605,490	—

Interest rate risk	—	(2,868)

Market risk	(1,977,370)	—

Total	$9,043,338	$5,606,743

*	The average value of futures and swap agreements outstanding during the period was $110,968,834 and $199,819,330, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such

16        AIM Balanced-Risk Allocation Fund

deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period June 2, 2009 to October 31, 2009, the Fund paid legal fees of $401 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period June 2, 2009 (commencement date) to October 31, 2009.

Consolidated Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$13,528,397

Undistributed long-term gain	1,404,703

Net unrealized appreciation — investments	1,657,774

Net unrealized appreciation (depreciation) — other investments	(1,106,321)

Temporary book/tax differences	(1,677)

Shares of beneficial interest	228,849,358

Total net assets	$244,332,234

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward as of October 31, 2009.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period June 2, 2009 (commencement date) to October 31, 2009 was $98,936,465 and $19,073,542, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,657,774

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$1,657,774

  Investments have the same cost for tax and financial statement purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from Subsidiary, on October 31, 2009, undistributed net investment income was increased by $6,392,477, undistributed net realized gain was decreased by $6,459,923 and shares of beneficial interest increased by $67,446. This reclassification had no effect on the net assets of the Fund.

17        AIM Balanced-Risk Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity

	June 2, 2009 (commencement date) to October 31, 2009(a)
	Shares	Amount

Sold:
Class A	1,748,191	$18,462,486

Class B	87,918	919,158

Class C	336,378	3,540,441

Class R	6,686	70,216

Class Y	331,935	3,449,846

Institutional Class	21,176,874	211,857,825

Automatic conversion of Class B shares to Class A shares:
Class A	851	8,647

Class B	(851)	(8,647)

Reacquired:
Class A	(101,646)	(1,088,580)

Class B	—	—

Class C	(4,904)	(52,665)

Class Y	(436)	(4,739)

Institutional Class	(810,543)	(8,372,076)

Net increase in share activity	22,770,453	$228,781,912

(a)	83% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.

18        AIM Balanced-Risk Allocation Fund

NOTE 11—Consolidated Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	on securities					net assets		assets without		investment
	value,	investment	(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09(d)	$10.00	$(0.05)	$0.77	$0.72	$10.72	7.20%	$17,667	1.24	%(e)	1.64	%(e)	(1.02	)%(e)	116%

Class B
Year ended 10/31/09(d)	10.00	(0.08)	0.76	0.68	10.68	6.80	930	1.99	(e)	2.39	(e)	(1.77	)(e)	116

Class C
Year ended 10/31/09(d)	10.00	(0.08)	0.76	0.68	10.68	6.80	3,542	1.99	(e)	2.39	(e)	(1.77	)(e)	116

Class R
Year ended 10/31/09(d)	10.00	(0.06)	0.77	0.71	10.71	7.10	72	1.49	(e)	1.89	(e)	(1.27	)(e)	116

Class Y
Year ended 10/31/09(d)	10.00	(0.03)	0.76	0.73	10.73	7.30	3,558	0.99	(e)	1.39	(e)	(0.77	)(e)	116

Institutional Class
Year ended 10/31/09(d)	10.00	(0.03)	0.76	0.73	10.73	7.30	218,565	0.99	(e)	1.17	(e)	(0.77	)(e)	116

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(d)	Commencement date of June 2, 2009.
(e)	Ratios are annualized and based average daily net assets (000’s omitted) of $6,055, $357, $1,202, $30, $1,619 and $213,739 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

19        AIM Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Balanced-Risk Allocation Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period June 2, 2009 (commencement date) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

20        AIM Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value in the example below are based on and investment of $1,000 invested on June 2, 2009 (commencement date) and held through October 31, 2009. The hypothetical ending account value and expenses in the example below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,072.00	$5.35	$1,018.95	$6.31	1.24%

B	1,000.00	1,068.00	8.57	1,015.17	10.11	1.99

C	1,000.00	1,069.00	8.57	1,015.17	10.11	1.99

R	1,000.00	1,071.00	6.43	1,017.69	7.58	1.49

Y	1,000.00	1,073.00	4.27	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period June 2, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 152/365 to reflect the most recent fiscal half year.
[3]	The Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses of Class A, Class B, Class C, Class R, and Class Y shares to 1.04%, 1.79%, 1.79%, 1.29 and 0.79%, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.04%, 1.79%, 1.79%, 1.29% and 0.79% for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year are $4.49, $7.71, $7.71, $5.56 and $3.41 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period are $5.30, $9.10, $9.10, $6.56 and $4.02 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

21        AIM Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve the AIM Balanced-Risk Allocation Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutsch-land, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. (IINA), Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During meetings held on March 2 - 3, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved an amendment to the Fund’s investment advisory agreement and an amendment to the sub-advisory contracts to add the Fund. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In determining to approve the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The discussion serves as a summary of the discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors.
Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement and Sub-Advisory Contracts
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services to be provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Aim who will provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s global trading operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Aim are appropriate.
     In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the AIM Funds, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisors
The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board noted that investment decisions for the Fund will be made by Invesco’s Global Asset Allocation Group, which is a part of IINA, utilizing an active tactical asset allocation process which the group uses to manage institutional assets. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board did not consider the performance of the Fund because the Fund is new and has no performance history.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered the contractual advisory fee rate and the proposed fee waivers and expense limitations that will be in place for the fund through June 30, 2010. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Aim pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates. After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the underlying funds fees and expenses and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

22          AIM Balanced-Risk Allocation Fund
Continued

E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in
Invesco Aim’s provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints, but that the Fund is being newly launched and has not reached a size for the breakpoints to have any effect. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources of Invesco Aim
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board considered the overall profitability of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although recent economic factors have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations.
G.	Financial Resources of the Affiliated Sub-Advisers
The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
H.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services to other AIM Funds and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. It is not anticipated that the Fund will execute brokerage transactions through “soft dollar” arrangements to any significant degree.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board considered the contractual nature of this fee waiver. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23          AIM Balanced-Risk Allocation Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Balanced-Risk Allocation Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Cumulative Total Returns
For periods ended 10/31/09

Inception (6/2/09)	7.30%

Cumulative Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (6/2/09)	7.40

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus for Institutional Class shares was 0.91%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.21%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	ABRIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       ABRA-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the example below are based on an investment of $1,000 invested on June 2, 2009 (commencement date) and held through October 31, 2009. The hypothetical ending account value and expenses in the example below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
Institutional	$1,000.00	$1,073.00	$4.27	$1,020.21	$5.04	0.99%

[1]	The actual ending account value is based on the actual total return of the Fund for the period June 2, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 152/365 to reflect the most recent fiscal half year.
[3]	The Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses is 0.79%. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.79%.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year is $3.41.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period is $4.02.

AIM Balanced-Risk Allocation Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	ABRA-AR-1	Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2009	Fees Billed for	year end 2008
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$382,955	N/A	$365,875	N/A
Audit-Related Fees(2)	$0	0%	$5,620	0%
Tax Fees(3)	$92,676	0%	$80,248	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$475,631	0%	$451,743	0%
PWC billed the Registrant aggregate non-audit fees of $92,676 for the fiscal year ended 2009, and $85,868 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended October 31, 2008 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco Aim and Invesco Aim Affiliates
     PWC billed Invesco Aim Advisers, Inc. (“Invesco Aim”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant (“Invesco Aim Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	Aim and Invesco Aim	Billed Applicable to	Aim and Invesco Aim	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2009 That	Provided for fiscal year	year end 2008 That	Provided for fiscal year
	Were Required	end 2009 Pursuant to	Were Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 29, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 29, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 29, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.